METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED OCTOBER 3, 2006

TO PROSPECTUS DATED MAY 1, 2006

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

Effective October 3, 2006, in the section of the prospectus describing the T. Rowe Price Small Cap Growth Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

The Portfolio is managed by an Investment Advisory Committee. Sudhir Nanda, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since he became Chairman in October 2006 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Nanda joined T. Rowe Price in 2000 and has been managing investments since 1999.

METROPOLITAN SERIES FUND, INC.

Supplement Dated October 3, 2006

to Statement of Additional Information (“SAI”)

Dated May 1, 2006

Effective October 3, 2006, in the section of SAI entitled “Portfolio Managers,” references to Paul W. Wojcik in the information provided for T. Rowe Price Small Cap Growth Portfolio are deleted and replaced with the following:

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Sudhir Nanda, T. Rowe Price Small Cap Growth Portfolio	Registered investment companies	0	N/A	0	N/A

	Other pooled investment vehicles	0	N/A	0	N/A

	Other accounts	0	N/A	0	N/A

Information about accounts managed by Mr. Nanda is effective as of August 31, 2006. In addition, as of August 31, 2006, Mr. Nanda did not beneficially own equity securities of any Portfolio for which he serves as Portfolio Manager.